UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 8, 2019

FOOTHILLS EXPLORATION, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-55872	27-3439423
(Commission File Number)	(IRS Employer Identification No.)

10940 Wilshire Boulevard, 23rd Floor Los Angeles, CA 90024
(Address of Principal Executive Offices)

(424) 901-6655
(Registrant’s Telephone Number, Including Area Code)

11111 Santa Monica Blvd., Ste. 1712 Los Angeles, CA 90025
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On March 8, 2019, Foothills Exploration, Inc. (the “Company”), closed on a loan transaction with an unaffiliated investor (“Lender”), pursuant to which, the Company issued a convertible promissory note (“Note”) dated March 6, 2019, in the principal amount of $380,000, with an original issue discount of 10% and received proceeds of $342,000, before giving effect to certain transactional costs including legal fees. The Company utilized proceeds in part to pay (i) $110,000 to Lender as partial repayment of that certain convertible promissory note issued on November 1, 2018 and (ii) $40,000 to the Company’s auditor. As part of this transaction the Company also issued warrants having a five-year term to purchase 608,000 shares of the Company’s restricted common stock at an exercise price of $0.50 per share with a cashless exercise feature.

The Note accrues interest at 12% per year, and is due and payable on September 6, 2019 (“Maturity Date”). The Company may prepay the Note without prepayment penalty if prepaid during the first 180 days following issuance date. No prepayment is permitted after the initial 180 days from issuance. The warrants are subject to adjustment in certain events such as forward or reverse stock splits or if subsequent financings are at terms that are more favorable to persons in subsequent issuances of securities.

The Note agreements give the Lender the right to convert the loan amounts due into common stock at a conversion price equal to the lesser of (i) 50% multiplied by the lowest trading price during the previous twenty (20) trading day period ending on the latest complete trading day prior to the date of this Note and (ii) the alternate conversion price (subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Company relating to the Company’s securities or the securities of any subsidiary of the Company, combinations, recapitalization, reclassifications, extraordinary distributions and similar events). The “Alternate Conversion Price” means 50% multiplied by the Market Price. “Market Price” means the lowest trading price for the common stock during the twenty (20) trading day period ending on the latest complete trading day prior to the conversion date. Should Lender exercise its conversion rights upon terms provided within the Note, the interests of our shareholders may be materially diluted and a change in control could occur. Net proceeds obtained in this transaction will be used for field optimization of recently acquired natural gas wells and for general corporate and working capital purposes. No broker-dealer or placement agent was retained or involved in this transaction.

The transaction documents contain additional terms and provisions, representations and warranties, including further provisions covering conversions of debt, remedies on default, venue, and governing law. The summary of the transactions described in this Form 8-K is qualified in its entirety by reference to the Securities Purchase Agreement, the Convertible Promissory Note and Form of Warrant, which are filed as Exhibits 10.1, 10.2 and 10.3 respectively, to this report.

Forward-Looking Statements

All statements, other than statements of historical facts, included in this Form 8-K that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. These statements are based on certain assumptions we made based on management’s experience, perception of historical trends and technical analyses, current conditions, capital plans, drilling plans, production expectations, our ability to raise adequate additional capital, or enter into other financing arrangements to support our acquisition, development and drilling activities, anticipated future developments, and other factors believed to be appropriate and reasonable by management. When used in this Form 8-K, words such as “will,” “possible,” “potential,” “believe,” “estimate,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “plan,” “predict,” “project,” “profile,” “model,” “strategy,” “future” or their negatives or the statements that include these words or other words that convey the uncertainty of future events or outcomes, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. In particular, statements, express or implied, concerning our future operating results and returns or our ability to acquire or develop proven or probable reserves, our ability to replace or increase reserves, increase production, obtain adequate capital to fund acquisitions or other operations, or generate income or cash flows are forward-looking statements.

Forward-looking statements are not guarantees of performance. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control. While forward-looking statements are based on assumptions and analyses made by us that we believe to be reasonable under the circumstances, whether actual results and developments will meet our expectations and predictions depend on a number of risks and uncertainties which could cause our actual results, performance, and financial condition to differ materially from our expectations. As a result, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all) or will prove to have been correct. We have had sporadic and limited revenue and our securities are subject to considerable risk. Investors are cautioned to review the Company’s other filings with the Securities and Exchange Commission for a discussion of risk and other factors that affect our business. Any forward-looking statement made by us in this Form 8-K speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future development or otherwise, except as may be required by law.

Item 3.02 Unregistered Sales of Equity Securities.

Disclosures made in Item 1.01 of this Form 8-K are incorporated by reference into this Item 3.02. The offer and sale of the securities were made in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D under the Securities Act. The offering and sale were not conducted in connection with a public offering, and no public solicitation or advertisement was made or relied upon by the Lender in connection with the offering. This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Securities Purchase Agreement dated March 6, 2019
10.2	Convertible Promissory Note dated March 6, 2019
10.3	Form of Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2019

FOOTHILLS EXPLORATION, INC.

By:	/s/ B. P. Allaire
B. P. Allaire
Chief Executive Officer